MODEL AMENDMENT FOR QUALIFIED MILITARY SERVICE
                       TO BRIDGES INVESTMENT FUND, INC.
                           STANDARD RETIREMENT PLAN


          The Bridges Investment Fund, Inc. Standard Retirement Plan, as amended and restated on January 1, 1989, is hereby further amended, effective October 13, 1994, as follows:


                                      I.

          Section 10 of Basic Plan Document No. 1 of the Standard Retirement Plan is hereby amended by the addition of a new Section 10.14 as follows:

               "10.14  Qualified Military Service.  Notwithstanding any

     provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with S 414(u) of the Code. Loan repayments will be suspended under this Plan as permitted under S 414(u)(4) of the Code."

          IN WITNESS WHEREOF, Bridges Investment Fund, Inc., as Sponsor of the Standard Retirement Plan, has adopted this Model Amendment for Qualified
Military Service this        day of         , 1997.



                                   BRIDGES INVESTMENT FUND, INC.


                                   By
                                      -------------------------------
                                      Its
                                          ---------------------------



                          CERTIFICATE OF RESOLUTIONS


          The undersigned certifies that he is the President of Bridges Investment Fund, Inc., and that the following is a true and correct copy of the resolutions adopted by the Board of Directors at a duly called meeting thereof
at which a quorum was present on the       day of                 , 1997.

          Upon motion duly made, seconded, and unanimously passed, it was:

     "RESOLVED, that the Bridges Investment Fund, Inc. Standard Retirement Plan be amended in the form of the Model Amendment documents attached hereto and by this reference fully incorporated herein.

     FURTHER RESOLVED, that the appropriate officers of the Corporation shall be, and they hereby are, authorized to do any and all things necessary, including execution of the attached Model Amendments and any other documents or amendments, which may be required to achieve continued qualification of the Standard Retirement Plan, as amended, as an approved prototype plan under Section 401(a) of the Internal Revenue Code.

          Executed at Omaha, Nebraska, this     day of            , 1997.



                                   ----------------------------
                                   Title: President
            MODEL AMENDMENT FOR SIMPLE 401(K) PROVISIONS{PRIVATE }
                       TO BRIDGES INVESTMENT FUND, INC.
                           STANDARD RETIREMENT PLAN


     The Bridges Investment Fund, Inc. Standard Retirement Plan, as amended and restated on January 1, 1989, is hereby further amended, effective January 1, 1997, as follows:

                                      I.

     The Standard Retirement Plan is hereby amended, effective January 1, 1997, by the addition of the following model amendment as a new Section 11 to Basic Plan Document No. 1:

                             --------------------

           MODEL AMENDMENT UNDER SECTIONS 401(k)(11) AND 401(m)(10)
              MODEL AMENDMENT TO ADOPT SIMPLE 401(k) PROVISIONS

SECTION I. SIMPLE 401(K) PROVISIONS

     1.1 This amendment adds to the Plan SIMPLE 401(k) provisions that are intended to satisfy the requirements of sections 401(k)(11) and 401(m)(10) of the Internal Revenue Code.

     1.2 The provisions of sections 3.3, IV, VI, and VII of this amendment apply for a year only if the following conditions are met:

     (a) The employer adopting this amendment is an eligible employer. An eligible employer means, with respect to any year, an employer that had no more than 100 employees who received at least $5,000 of compensation from the employer for the preceding year. In applying the preceding sentence, all employees of controlled groups of corporations under section 414(b), all employees of trades or businesses (whether incorporated or not) under common control under section 414(c), all employees of affiliated service groups under section 414(m), and leased employees required to be treated as the employer's employees under section 414(n), are taken into account.

     An eligible employer that adopts this amendment and that fails to be an eligible employer for any subsequent year, is treated as an eligible employer for the 2 years following the last year the employer was an eligible employer. If the failure is due to any acquisition, disposition, or similar transaction involving an eligible employer, the preceding sentence applies only if the provisions of section 410(b)(6)(C)(i) are satisfied.

     (b) No contributions are made, or benefits accrued for services during the year, on behalf of any eligible employee under any other plan, contract, pension, or trust described in section 219(g)(5)(A) or (B), maintained by the employer.


     1.3 To the extent that any other provision of the plan is inconsistent with the provisions of this amendment, the provisions of this amendment govern.

SECTION II. DEFINITIONS

     2.1 "Compensation" means, for purposes of sections 1.2(a), 3.1 and 3.2, the sum of the wages, tips, and other compensation from the employer subject to federal income tax withholding (as described in section 6051(a)(3)) and the employee's salary reduction contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a section 408(p) SIMPLE plan, a SARSEP, or a section 403(b) annuity contract and compensation deferred under a section 457 plan, required to be reported by the employer on Form W-2 (as described in section 6051(a)(8)). For self-employed individuals, compensation means net earnings from self-employment determined under section 1402(a) prior to subtracting any contributions made under this plan on behalf of the individual. The provisions of the plan implementing the limit on compensation under section 401(a)(17) apply to the compensation under Section III.

     2.2 "Eligible employee" means, for purposes of this amendment, any employee who is entitled to make elective deferrals described in section 402(g) under the terms of the plan.

     2.3 "Year" means the calendar year.

SECTION III. CONTRIBUTIONS

     3.1 Salary Reduction Contributions

     (a) Each eligible employee may make a salary reduction election to have his or her compensation reduced for the year in any amount selected by the employee subject to the limitation in section 3.1(b). The employer will make a salary reduction contribution to the plan, as an elective deferral, in the amount by which the employee's compensation has been reduced.

     (b) The total salary reduction contribution for the year cannot exceed $6,000 for any employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

     3.2 Other Contributions
     (a) Matching Contributions -- Each year, the employer will contribute a matching contribution to the plan on behalf of each employee who makes a salary reduction election under section 3.1. The amount of the matching contribution will be equal to the employee's salary reduction contribution up to a limit of 3% of the employee's compensation for the full calendar year.

     (b) Nonelective Contribution -- For any year, instead of a matching contribution, the employer may elect to contribute a nonelective contribution of 2% of compensation for the full calendar year for each eligible employee who received at least $5,000 of compensation from the employer for the year. By
inserting a number less than $5,000 here     , the employer agrees to substitute
this lesser amount for the $5,000 amount in the preceding sentence.

     3.3 Limitation on Other Contributions

     (a) General rule -- No employer or employee contributions may be made to this plan for the year other than salary reduction contributions described in section 3.1, matching or nonelective contributions described in section 3.2 and rollover contributions described in section 1.402(c)-2, Q&A-1(a) of the Income Tax Regulations.

     (b) 1997 Transition Rule -- If the employer has maintained this plan during 1997 prior to adopting this amendment, then contributions made prior to the amendment are treated as made under sections 3.1 and 3.2 provided that: (i) the employer adopts the 401(k) SIMPLE provisions by July 1, 1997, effective as of January 1, 1997; (ii) the salary reduction contributions for the year made prior to adoption of the amendment do not total more than $6,000 for any employee;
(iii) the other contributions set forth in section 3.2 are of inherently equal or greater value than the contributions required under the plan prior to the amendment; and (iv) for 1997, the 60-day election period requirement described in sections 4.1(a) and (b) is deemed satisfied if the employee may make or modify a salary reduction election during a 60-day election period that begins no later than 30 days after the amendment is adopted but in no event later than July 1, 1997.

     3.4 The provisions of the plan implementing the limitations of section 415 apply to contributions made pursuant to sections 3.1 and 3.2.

SECTION IV. ELECTION AND NOTICE REQUIREMENTS

     4.1 Election Period

     (a) In addition to any other election periods provided under the plan, each eligible employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1.

     (b) For the year an employee becomes eligible to make salary reduction contributions under this amendment, the 60-day election period requirement of section 4.1(a) is deemed satisfied if the employee may make or modify a salary reduction election during a 60-day period that includes either the date the employee becomes eligible or the day before.

     (c) Each employee may terminate a salary reduction election at any time during the year.

     4.2 Notice Requirements

     (a) The employer will notify each eligible employee prior to the 60-day election period described in section 4.1 or 3.3(b)(iv) that he or she can make a salary reduction election or to modify a prior election during that period.
     (b) The notification described in section 4.2(a) will indicate whether the employer will provide a 3% matching contribution described in section 3.2(a) or a 2% nonelective contribution described in section 3.2(b).

SECTION V. VESTING REQUIREMENTS

     All benefits attributable to contributions made pursuant to this amendment are nonforfeitable at all times.

SECTION VI. TOP-HEAVY RULES

     The plan is not treated as a top-heavy plan under section 416 for any year for which the provisions of this amendment are effective and satisfied.

SECTION VII. NONDISCRIMINATION TESTS

     The plan is treated as meeting the requirements of sections
401(k)(3)(A)(ii) and 401(m)(2) for any year for which the provisions of this amendment are effective and satisfied.

SECTION VIII. EFFECTIVE DATE

     This amendment is effective on                         .
                                     ----------------------------------------

                                    By:
     --------------------              --------------------------------------
     Employer Name                      Signature

                                    -----------------------------------------
                                    Name and Title

                                    -----------------------------------------
                                    Date

     MODEL REVOCATION CLAUSE

     This amendment is revoked effective as of the first day of the calendar
year following                  (enter the date the revocation is adopted).
               ----------------

                                     By:
     ---------------------              ------------------------------------
     Employer Name                      Signature

                                    ----------------------------------------
                                    Name and Title

                                    ----------------------------------------
                                    Date


                             --------------------



          IN WITNESS WHEREOF, Bridges Investment Fund, Inc., as the Sponsor of the Standard Retirement Plan, has adopted this Model Amendment for SIMPLE 401(k)
Provisions this        day of               , 1997.


                                   BRIDGES INVESTMENT FUND, INC.


                                   By
                                      --------------------------------------
                                      Its
                                          ----------------------------------

                                    No. 001
Name of Employer                      Establish/Amend/Restate Date

                                   No. 001
Name of Employer


                    BRIDGES INVESTMENT FUND, INC.{PRIVATE }

                      STANDARD RETIREMENT PLAN  - No. 001
                (As Amended and Restated as of January 1, 1989)

                                 PROFIT SHARING
                                APPLICATION FORM
                  (Complete in duplicate and sign all copies)



                               (Name of Employer)
hereby:


     A.   / /  establishes on                , 19  , a Retirement Plan, to be

               known as
               Retirement Plan, in the form of the Bridges Investment Fund, Inc. Standard Retirement Plan and Standard Custodial Agreement (as amended and restated as of January 1, 1989), effective
                                   , 19   (the "Effective Date");


     B.   / /  amends, restates and continues

                                                       Retirement Plan,

                                       1
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
               originally established on                 , 19   in the form of
               the Bridges Investment Fund, Inc. Standard Retirement Plan and Standard Custodial Agreement (as amended and restated as of January 1, 1989) by substituting the following new Application Form for the Application Form previously executed, said amendment
               and substitution to be effective                  , 19   (the
               "Effective Date");


     C.   / /   amends, restates and continues

                                                      originally established on
                           , 19  in the form of

                                                  to be amended, restated and
               continued in the form of the Bridges Investment Fund, Inc., Standard Retirement Plan and Standard Custodial Agreement (as amended and restated as of January 1, 1989), effective
                             , 19   (the "Effective Date");

in accordance with all the terms of the Bridges Investment Fund, Inc. Standard Retirement Plan and Standard Custodial Agreement (Basic Plan Document No. 01), which the Employer has read, accepts and specifically incorporates herein by reference, with the following additional terms and conditions:

 INFORMATION CONCERNING EMPLOYER:

1.   Name



                                       2
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
     Address


     Birth Date (if single Owner-Employee Plan)


     Employer's Federal Tax Identification Number


     Employer's Limitation Year (please choose one - the period selected will be the compensation period for applying the limitations of
     Section 3.8 of the Plan):


     / /  Calendar year     / /  Other 12-month period:



     Name of Plan Administrator:


     Custodian: Employer hereby appoints First Bank, N.A., Omaha, Nebraska to serve as Custodian and, until otherwise directed, such Custodian shall invest all contributions under the Plan in shares of Bridges Investment Fund, Inc. The Custodian shall serve in accordance with the Bridges Investment Fund, Inc. Standard Custodial Agreement, which Agreement shall be effective upon acceptance by the Custodian in writing.

     Compensation for a common law Employee shall, except as provided below, be the Employee's W-2 earnings actually paid during the taxable year ending with or within the Plan Year. For all purposes of the Plan, Compensation shall: (select if applicable)

                                       3
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date


     / /  include compensation which is not currently includable in the

          Employee's gross income by reason of the application of Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b) of the Code.

     In making allocations of the Employer's contributions, Compensation paid to an Employee during any part of the Plan Year in which he was not a
     Participant:  (select one only)


     / /  shall be taken into account


     / /  shall not be taken into account


     NOTE:  If a salary reduction arrangement is established under Section

     401(k) of the Code pursuant to Part II of the Application Form, Compensation for purposes of the actual deferral percentage tests shall, beginning with the Plan Year beginning on or after January 1, 1992, include Compensation paid for the full Plan Year, regardless of whether the Employee was a Participant for the entire Plan Year.

2.   Eligibility Requirements for participation in the Plan are:

      A.  Years of Service required for eligibility to participate:
            (two (2) or less for Plan Years which commence after December 31,

          1988, and no more than one (1) if a 401(k) salary reduction

                                       4
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
          arrangement is established pursuant to Part II of this Application
          Form). If a fractional Year of Service is selected or included, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

      B.  Employee has attained age         (not greater than age twenty-one
          (21)).

      C.  Employee must not be a member of the following class or classes:
          (check if exclusion is desired)


          / /  Employees who are members of a unit of Employees covered by a collective bargaining agreement between employee representatives and the Employer if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee represen-tatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


          / /  Employees who are nonresident aliens and who receive no earned income from the Employer that constitutes income from sources within the United States.


3. Subject to the limitations of the Plan, the Employer's contribution to the Plan for each Plan Year shall be:


                                       5
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
     A.   / /     % of the Employer's Net Profit for the Plan Year in excess of

               $        .


     B.   / /     % (but not more than 15%) of the Compensation of the

               Participants for the Plan Year.


     C.   / /  Such other amount (but not more than 15% of the total

               Compensation of the Participants for the Plan Year) as may be determined by the Employer by proper resolution adopted and communicated to the Participants for such year.

     D.   For purposes of B. and C. above, the Employer's contribution:


          / /  shall be limited to the extent of the Employer's Net Profit for the Plan Year.


          / /  shall not be subject to any limitations on the basis of the

               Employer's Net Profits.

     E. All Employer contributions pursuant to the election made under this Paragraph 3 shall be allocated to the Employer Accounts of each Participant in the manner provided in Section 3.5 of the Plan.




                                       6
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
4. The initial contribution enclosed herewith is to be credited to the Accounts of the following Participants in the amounts set forth opposite their names:

                      Social Security    Amount Contributed By
                        Number and
Name                    Birth Date      Employer     Participant












     If additional space is required, continue this list on a separate sheet attached to each copy of this application, which sheet shall be deemed a part hereof.

     NOTE: The Employer shall provide Bridges Investment Fund, Inc. a current list of the home address of all Participants, and shall promptly update such list to reflect any changes or the entry of new Participants.




                                       7
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
5. Until otherwise changed in accordance with the terms of the Custodial Agreement, the Custodian shall receive fees for its services in respect to each Participant's account as follows:

     A.   Acceptance fee:  $5.00 for each person participating in the Plan;

     B. Annual maintenance fee: $8.00 per year for each person who is a Participant during any part of the Plan Year, including Participants receiving periodic distributions under the Plan and including any Employee whose account is being held by the Custodian after termination of the Plan and before distribution; and

     C. Termination fee: $6.00 per Participant on termination of the Plan or on the initial withdrawal from such Participant's Account.

     D.   Periodic cash distribution:  $1.75 for each payment.

     E. Reinvestment of Cash Distributions (dividend and capital gains payments from the shares of the Fund): $1.05 for each reinvestment.

          The foregoing charges will be deducted by the Custodian from Employer contributions, dividends or capital gain distributions, periodic cash distributions, and termination remittances before investments or separation payments are made.

          NOTE: Extraordinary services resulting from unusual administrative responsibilities not contemplated by the above schedule, will be subject to such additional charges as will reasonably compensate the Custodian for the services involved.

                                       8
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date


6.   Voluntary Contributions by Participants are:  (select one only)


     / /  not permitted.


     / /  permitted.  Voluntary Contributions can be permitted only if the

          Employer establishes a 401(k) salary reduction arrangement pursuant to
          Part II of the Application Form.

7. Hours of Service shall be determined on the basis of the method selected below (only one method may be selected); and the method selected shall be applied to all Employees, including Owner-Employees or 10%-or-Less Partners covered under the Plan:


     A.   / /  on the basis of actual hours for which an Employee is paid or entitled to payment;


     B.   / /  on the basis of days worked; an Employee shall be credited with ten (10) Hours of Service if under Section 1.9 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day;




                                       9
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
     C.   / /  on the basis of weeks worked; an Employee shall be credited with forty-five (45) Hours of Service if under Section 1.9 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week;


     D.   / /  on the basis of semi-monthly payroll periods; an Employee shall be credited with ninety-five (95) Hours of Service if under
               Section 1.9 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period;


     E.   / /  on the basis of months worked; an Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 1.9 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.


8.   Check the following if integration with F.I.C.A. (Social   Security)
     contributions is desired:


     / /  The Plan is integrated with Social Security.  The "Integration Base"

          shall be: (select one)


     A.   / /  The Contribution and Benefit Base in effect under Section 230 of the Social Security Act, as in effect on the first day of the

                                       10
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
               Plan Year for which Participant Compensation is determined for purposes of computing or allocating Employer contributions for such Plan Year.


     B.   / /  $             (May not be greater than the maximum Contribution

               and Benefit Base in effect under Section 230 of the Social Security Act, as in effect on the first day of the Plan Year for which Participant Compensation is determined for purposes of computing or allocating Employer contributions for such Plan Year.)

               Unless a smaller percentage is selected below, the integration percentage for the Plan shall be the greater of 5.7 percent or the percentage rate of tax under Section 3111(a) of the Code (at the beginning of a Plan Year) which is attributable to the old age insurance portion of the Old Age, Survivors and Disability Insurance provisions of the Social Security Act.

               If a smaller integration percentage is desired, please state such
               percentage here:        %

          NOTE:  The maximum 5.7 integration percentage referred to herein may be subject to adjustment as provided in Section 3.5(b)(3) of the Plan if the integration base selected at subparagraph B is less than certain prescribed levels.

9.A Complete this section only if you maintain or ever maintained another plan which is a qualified defined contribution plan (other than Paired Plan No.

                                       11
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
     002) in which any Participant in this Plan is (or was) a Participant or could become a Participant. This Section must also be completed if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain such a plan, failure to complete this section may adversely affect the qualification of the plans you maintain. (It should be noted that the requirements of Section 415 of the Code are satisfied if you include the limitations of subsections (e) through (j) of Section 3.8 of this Plan in all such plans.) If you do not complete this section, the provisions of subsections (e) through (j) of
     Section 3.8 will automatically apply to this Plan. The amount of Annual Addition allocated to any Participant's account under this Plan shall be limited as follows:

     (Insert Provisions)














                                       12
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
9.B Complete this Section only if you maintain, or have maintained, one or more qualified plans which are defined benefit plans. If you maintain such a plan or plans, failure to complete this Section may adversely affect the qualifications of the plans you maintain. If the Employer maintains, or at any time maintained, one or more qualified defined benefit plans, the sum of the defined contribution fraction (as defined in Section 3.8(u)) and the defined benefit fraction (as defined in Section 3.8(t)) with respect to any Participant for a Limitation Year may not exceed 1.0. If the Employer maintains or maintained such plans, the 1.0 limitation will be met as follows:


     / /  By limiting the Annual Additions to this plan for the Limitation Year so that the sum of the defined contribution fraction and the defined benefit fraction does not exceed 1.0.


     / /  By limiting the Annual Additions to this and/or another qualified defined contribution plan for the Limitation Year, or reducing the projected annual benefit (as defined in Section 3.8(v)) in one or more of the qualified defined benefit plans so that the sum of the defined contribution fraction and the defined benefit fraction does not exceed 1.0.

          (Insert Provisions.)





                                       13
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date



10. This Paragraph may be completed if you maintain one or more qualified plans other than this Plan that are to be aggregated and the minimum contribution or benefit requirements of Section 416(c) of the Code for Top-Heavy Plans are to be met, in whole or in part, under such other plan or plans.
     (Select one and complete if applicable.)


     (1)  / /  With respect to any Participant in this Plan who is a participant in another plan of the Employer which satisfies the minimum contribution or benefit requirements of Section 416(c) of the Code for Non-Key Employees (if the aggregated plans are Top-Heavy), the minimum guaranteed contribution requirements of
               Section 3.5(d) shall not apply to this Plan.



                      Name of Other Plan


     (2)  / /  By providing a minimum guaranteed contribution equal to    %

               under this Plan for NonKey Employees pursuant to Section 3.5(d), and the balance of the minimum contribution or benefit requirements of Section 416(c) of the Code being provided under the plan or plans specified below:




                                       14
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                    Name of Plan or Plans


     (3)  / /  By limiting contributions to this Plan as follows:  (Insert provisions and designate the manner in which the minimum contribution or benefit requirements of Section 416(c) of the Code will be met.)




 11.  Vesting Provisions


     A. The following vesting schedule shall apply in determining the percentage of a Participant's Employer Account for reasons other than death, Disability or attainment of age 65 while an Employee of the
          Employer:  (Select one - option (1) must be selected if more than one
          (1) Year of Service has been selected as an eligibility requirement under paragraph 2.A)


          (1)  / /  100% immediate vesting


          (2)  / /  100% after the completion of        (not more than 3) Years

                    of Service




                                       15
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
          (2)  / /  A percentage determined in accordance with the following vesting schedule:

               Years of Service             Percentage


               Less than one
               One but less than two

               Two but less than three          (at least 20%)
               Three but less than four         (at least 40%)
               Four but less than five          (at least 60%)
               Five but less than six           (at least 80%)
               Six or more                 100%

     B. In computing a Participant's Years of Service for purposes of subparagraph A above, any Years of Service with the Employer: (select if desired)


          (1)  / /  Prior to the Effective Date of the Plan or a predecessor plan shall be disregarded.


          (2)  / /  Prior to the Participant's attainment of age       (18 years

                    of less) shall be disregarded.

     C. The forfeited portion of a terminated Participant's Employer Account shall (not)* be used to reduce Employer contributions to the Plan.

                                       16
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
          *Delete "not" if a reduction of Employer contributions is desired in lieu of having such forfeitures allocated to the Employer Accounts of the remaining Participants.

 12. Present Value for Top-Heavy Ratio.  Complete this paragraph if one or more defined benefit plans are to be aggregated with this Plan for purposes of the Top-Heavy rules. In the case it is necessary to establish present values under a defined benefit plan for purposes of the top-heavy ratio under Section 6.1, any benefit shall be discounted for mortality and interest based on the following: (select one only and complete)


     (1)  / /  The mortality and interest rate assumptions which are stated in the defined benefit plan for purposes of determining benefit equivalencies under the plan. (This option may be selected only if a single defined benefit plan is to be aggregated with this Plan.)


     (2)  / /  Interest rate    %   Mortality table


13. Employer represents that the Employer and every Participant who has made a contribution to the Plan included in the initial contribution specified above have received copies of the current Prospectus of Bridges Investment Fund, Inc. Employer also represents that it will provide a current prospectus of Bridges Investment Fund, Inc. to all future Participants immediately prior to their participation in the Plan and to distribute all subsequent disclosure materials received from Bridges Investment Fund, Inc. to all Participants in the Plan.

                                       17
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date

14.  Paired Plans.  This Plan:  (select one)


     / /  is a Paired Plan.*  Name of the Plan with which this Plan is paired:




     / /  is not a Paired Plan.


     *Special provisions set forth in Section 8 apply when paired plans are established under the Bridges Investment Fund, Inc. Standard Retirement Plan.

15. The completion of this Application Form creates new legal relationships and responsibilities, and the failure to properly complete the Application Form may result in the disqualification of the Plan established hereunder. Accordingly, your legal counsel should review the Plan prior to the execution of this document.


16.  IF A SALARY REDUCTION ARRANGEMENT IS TO BE ESTABLISHED PURSUANT TO
     SECTION 401(K) OF THE CODE, COMPLETE PART II OF THIS APPLICATION FORM.

     IF SIMPLE 401(K) PROVISIONS ARE TO BE ESTABLISHED, COMPLETE PART III OF THIS APPLICATION FORM.



                                       18
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                                     PART II

                       ESTABLISHMENT OF SALARY REDUCTION
                  ARRANGEMENT UNDER SECTION 401(K) OF THE CODE



          This Part II is to be completed by any Employer desiring to establish a salary reduction arrangement under Section 401(k) for its profit sharing plan. SPECIAL RULES AND DEFINITIONS WHICH APPLY TO SECTION 401(K) ARRANGEMENTS ARE SET FORTH IN SECTION 7 OF THE STANDARD RETIREMENT PLAN.

17.  Salary Reduction Contributions.  A Participant may file with the Plan

     Administrator a salary reduction agreement, pursuant to such form as may be prescribed by the Plan Administrator, which shall provide the amount of Compensation the Employer shall reduce and contribute to the Plan on behalf of the Participant.

     A.   The salary reduction agreement (select one or more and complete):


          (1)  / /  may specify a percentage by which the Participant is to reduce his Compensation, which reduction shall not be less
                    than          percent nor greater than          percent.
                    The Participant's percentage reduction must be in increments
                    of          percentage points.




                                       19
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
          (2)  / /  may specify a dollar amount by which Compensation is to be reduced for each payroll period of the Employer. The total dollar amount of salary reduction each payroll period shall
                    not exceed $         or        percent of Compensation.



          (3)  / /  shall not apply to bonuses.  NOTE:  The failure to select this option will have the effect of automatically subjecting bonus payments to the salary reduction election.

     B. A salary reduction agreement shall not be effective earlier than its execution date, and in no event earlier than the Participant's first day of participation under the Plan. The salary reduction agreement shall apply to Compensation (including increases in Compensation) paid after the effective date of the salary reduction agreement, and shall remain in effect until modified or terminated. The following rules shall apply with respect to the salary reduction agreement: (complete all subparagraphs)

          (1)  A Participant may elect to commence Salary Reduction
               Contributions as of                     (enter at least one date
               or period during the Plan Year).  Such election shall become
               effective as of the          (first, second, etc.) payroll period
               following the pay period during which the election was made.

          (2) A Participant may amend, on a prospective basis, a salary reduction agreement:


                                       20
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date


               / /  Once during the Plan Year, but not later than

                                       of the Plan Year.


               / /  As of the first day of any payroll period.


               / /  Other:                                     (must be at least

                    once per year).

          (3) A salary reduction agreement may be revoked on a prospective basis:


               / /  at any time.


               / /  at the same times selected in subparagraph (2) above for amendments to the salary reduction agreement.


               / /  Other:                                     (must be at least

                    once per year)

               Upon the revocation of a salary reduction agreement, a new agreement may be filed having an effective date:


                                       21
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
               / /  the first day of the next Plan Year.


               / /  other:


          (4)  Separate salary reduction elections for bonus payments:


               / /  may be entered into at any time before the bonus is paid or made available.


               / /  shall not be allowed.


          (5) A separate agreement on the frequency of the Participant's salary reduction:


               / /  may be entered into between the Employer and the

                    Participant.*


               / /  may not be entered into between the Employer and the

                    Participant.

               *A copy of any such agreement shall be submitted to the Custodian and Bridges Investment Fund, Inc.



                                       22
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
18.  Matching Contributions.  The Plan:


     A.   / /  shall / / shall not    provide for Matching Contributions by the

                         Employer. The Employer's Matching Contribution shall be determined as follows: (select one only if Matching Contributions are allowed)


          (1)  / /  an amount equal to          percent of an eligible

                    Participant's Salary Reduction Contributions for the Plan
                    Year based on a percentage not exceeding          percent of
                    the Participant's Compensation for the Plan Year.


          (2)  / /  an amount equal to          percent of the first $

                    of the Participant's Salary Reduction Contributions for the
                    Plan Year, not to exceed $        .


          (3)  / /  a percentage the Employer may, from time to time declare, in its sole discretion, of


                    (a)  / /    each Participant's Salary Reduction

                                Contributions for the Plan Year based on a
                                percentage not exceeding          percent of the
                                Participant's Compensation for the Plan Year.


                                       23
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date


                    (b)  / /    the first $         of each Participant's Salary

                                Reduction Contributions for the Plan Year.


                    (c)  / /    the Participant's Salary Reduction Contributions

                                for the Plan Year.


          (4)  / /  Other:  (Please complete)


                                                                .

     B.   Matching Contributions shall be made:


          (1)  / /  each period for which Salary Reduction Contributions are contributed to the Plan.  NOTE:  If this option is selected,

                    a Participant who makes Salary Reduction Contributions will be entitled to receive a Matching Contribution even if he should fail to complete a Year of Service during the Plan Year.


          (2)  / /  as of the end of the Plan Year, and then only for

                    Participants who are eligible to share in the allocation of other Employer contributions pursuant to Section 3.5 of the Plan.

                                       24
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date

     C. Matching Contributions shall be made to special subaccounts established under the Employer Accounts of Participants who are eligible to share in such Matching Contributions. The allocation of such Matching Contributions shall be in accordance with and made in the same manner as the formula selected under subparagraph A. of this Paragraph 18.

     D.   Qualified Matching Contributions:  (Select one only)


          / /  shall     / /  shall not be made.  If such Qualified Matching

               Contributions are to be made,     percent of the Employer's
               Matching Contribution shall be deemed a Qualified Matching Contribution which shall be allocated to a special subaccount of each Participant's Employer Account. Such Qualified Matching Contributions shall be made (select one):


          (a)  / /  on behalf of all Participants who are eligible to share in the allocation of Matching Contributions.


          (b)  / /  only on behalf of Participants who are not Highly

                    Compensated Participants (as defined in Section 7.9) and who are eligible to share in the allocation of Matching Contributions.



                                       25
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
          All Qualified Matching Contributions, and allocations thereto, shall be fully vested and nonforfeitable in such Participants.

19.  Hardship Distributions.  Hardship distributions (as described at Section

     7.11 of the Plan (select one):


     / /  shall be permitted


     / /  shall not be permitted


 20. Qualified Nonelective Contributions.  The Employer:


     A.   / /  may  / /  may not make Qualified Nonelective Contributions to the

                         Plan. If Qualified Nonelective Contributions are made to the Plan in any Plan Year, they shall consist of such portion of the Employer contribution for the year as may be declared by the Employer at the time the Employer contribution is made to the Plan.

     B.   Such Qualified Nonelective Contributions shall be made:


          (1)  / /  on behalf of all Participants who are eligible to share in the allocation of Employer contributions for that year.


                                       26
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date


          (2)  / /  only on behalf of Participants who are not Highly

                    Compensated Participants (as defined in Section 7.9) and who are eligible to share in the allocation of Employer contributions for that year.

          Any amount designated as a Qualified Nonelective Contribution shall be allocated to a special account of each Participant's Employer Account and be fully vested and nonforfeitable in such Participant.

21.  Special Distributions.  In addition to the other events of distribution provided for in the Plan or this Application Form, Salary Reduction Contributions (including any Nonelective Contributions and Qualified Matching Contributions) and income allocable to such amounts may be distributed to the Participants: (Select one or more)


     A.   / /  Upon termination of the Plan without the establishment of a successor defined contribution plan.


     B.   / /  As soon as administratively feasible after the sale or disposition of substantially all of the Employer's assets used in the trade or business in which the Participant is employed to an entity which is not affiliated with the Employer (within the meaning of Sections 414(b), (c), (m), or (o) of the Code), if such entity continues to maintain this Plan after the sale or


                                       27
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
               disposition, but only with respect to employees who continue employment with such acquiring entity.


     C.   / /  As soon as administratively feasible after the sale of a

               Participating Employer to an entity which is not affiliated with the Employer (within the meaning of Sections 414(b), (c), (m), or
               (o) of the Code), if such entity continues to maintain this Plan after the sale or disposition, but only with respect to employees who continue employment with such acquiring entity.

          All distributions that may be made pursuant to the foregoing events are subject to the applicable spousal and Participant consent requirements of Section 4 of the Plan.
















                                       28
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                                    PART III

                      ADOPTION OF SIMPLE 401(K) PROVISIONS

            This Part III is to be completed and separately signed by any Employer desiring to establish SIMPLE 401(k) provisions for its Profit Sharing Plan. This Part III is also to be completed and separately signed by any Employer desiring to revoke a previous amendment to its Plan that established SIMPLE 401(k) provisions. SPECIAL RULES AND DEFINITIONS WHICH APPLY TO SIMPLE 401(K) PLANS ARE SET FORTH IN THE MODEL AMENDMENT FOR THE SIMPLE 401(K) PROVISIONS TO THE PLAN.

A.          ADOPTION OF SIMPLE 401(K) PROVISIONS


            (1)   / /   The Employer hereby amends the Plan to adopt the SIMPLE

                    401(k) provisions of the Model Amendment for SIMPLE 401(k) Provisions to the Plan.


            (2)   / /   In adopting the SIMPLE 401(k) provisions, instead of a

                    matching contribution the Employer elects to contribute a nonelective contribution of 2% of compensation for the full calendar year for each eligible employee who received at
                    least $             (must be $5,000 or less) of compensation
                    form the Employer for the year.




                                       29
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                    (A compensation minimum of $5,000 will be used unless the Company elects a lesser compensation amount in the preceding sentence.)


            (3)   / /   This amendment is effective on

                                       [date].



                                By:
Employer Name                         Signature


                                      Name and Title


                                      Date



B.        MODEL REVOCATION CLAUSE


          (1)  / /  This amendment is revoked effective as of the first day of the calendar year following
                    [enter the date the revocation is adopted].



                                       30
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                                By:
Employer Name                         Signature


                                      Name and Title


                                      Date




                          ACKNOWLEDGMENT AND EXECUTION


An Employer who maintains or who later adopts any plan (including a welfare benefit fund as described in Section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts of Key Employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan, other than Paired Plan No. 002, may not rely upon the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If an Employer who adopts or maintains multiple plans wishes to obtain reliance that such plans are qualified under Section 401 of the Code, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

This Application Form may be used only in conjunction with the plan document for Bridges Investment Fund, Inc. Standard Retirement Plan (Basic Plan Document No.
01).

                                       31
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date

          Signed this       day of                  , 19  .



Appointment as Custodian is accepted this       day of                 , 19   .




For First Bank, N.A.,
Estate and Trust Division,
Omaha, Nebraska



                                Employer


                                By:
                                     Its:
                                           (Proprietor, Partner,
                                            or Title)

Mail both copies of the application and the initial contribution to First Bank, N.A., Estate and Trust Division, 1700 Farnam Street, Omaha, Nebraska. Telephone number of Custodian: (402) 348-6000


                       Participation by Other Employers.

                                       32
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date

          The undersigned Employer(s), by executing this document, elect(s) to
become a Participating Employer in the                                (Name of
Plan) and, by such acknowledgment, delegate(s) to the Employer which has executed the preceding page of the Application Form, exclusive authority to exercise all rights and powers reserved to sponsoring employers under the Plan.

          Dated this        day of           , 19  .




                                By:
                                     Its:




                                By:
                                     Its:

Bridges Investment Fund, Inc., will inform the sponsoring Employer of any amendments to the Bridges Investment Fund, Inc. Standard Retirement Plan or of the discontinuance or abandonment of the Standard Retirement Plan. Any inquiries regarding the Standard Retirement Plan may be directed to:

                    Bridges Investment Fund, Inc.
                    8401 West Dodge Road
                    Omaha, Nebraska 68114

                                       33
                                    No. 001
Name of Employer                      Establish/Amend/Restate Date
                    Telephone:  (402) 397-4700





























                                       34
                   BRIDGES INVESTMENT FUND, INC.{PRIVATE }
                SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                               APPLICATION FORM



          The undersigned, by completing this Application Form as the Participant, hereby establishes an Individual Retirement Custodial Account and SIMPLE IRA with the U.S. Bank National Association, pursuant to the Bridges Investment Fund, Inc. SIMPLE Individual Retirement Account Custodial Agreement, the terms of which are incorporated herein by this reference. The undersigned acknowledges receipt of a copy of said Custodial Agreement and a Disclosure Statement regarding said Custodial Agreement.

                           I.  ACCOUNT INFORMATION
                (THIS SECTION IS TO BE COMPLETED IN ALL CASES.)
A.   Name and Address of Participant:

B.   Social Security Number:
C.   Birth Date:
D.   Taxable Year (if other than calendar year):
E.   Name of Spouse:
F.   Name of Beneficiary or Beneficiaries and addresses if other than spouse:




                                  II.  FEES
          Until otherwise changed in accordance with the terms of the Custodial Agreement, the Custodian shall receive fees for its services with respect to each Account established hereunder as follows:
      A.  Acceptance Fee:  $5.00, payable upon establishment of the Account.

      B. Annual Maintenance Fee: $8.00 per year for each year until withdrawals from the Account are begun by the Participant or his Beneficiary.

      C. Termination Fee: $8.00, payable on the termination and closure of the Account by the Participant or his Beneficiary.

      D.  Periodic Cash Distribution:  $1.75 for each payment.

      E. Reinvestment of Cash Distributions (dividend and capital gains payments from the share of Bridges Investment Fund, Inc.): $1.05 for each reinvestment.

          Extraordinary services resulting from unusual administrative responsibilities not contemplated by the above schedule will be subject to such additional charges as will reasonably compensate the Custodian for the services involved.
          The foregoing charges will be deducted by the Custodian from the Participant's contributions, dividends, or capital gain distributions, periodic cash distributions, and termination remittances before investments or separation payments are made.
                               III.  PROSPECTUS
          Participant represents that he has received copies of the current Prospectus of Bridges Investment Fund, Inc.
                      IV.  PARTICIPANT'S RIGHT TO REVOKE
          Notwithstanding any provision hereof, or any provision of the Custodial Agreement, the Participant shall have the right to revoke this Application Form and the Custodial Account at any time within seven (7) days after the date of execution of this Application Form.

                       V.  INSTRUCTIONS TO PARTICIPANT
          Participant shall mail both copies of the Application Form, and executed Contribution Form and the initial contribution to U.S. Bank National Association, 1700 Farnam Street, Omaha, Nebraska 68102.
          Date:                             .



                              _________________________
                              Signature of Participant

ACCEPTED for U.S. Bank National Association,
Omaha, Nebraska



By:
   ----------------------------
                   BRIDGES INVESTMENT FUND, INC.{PRIVATE }
                     SIMPLE INDIVIDUAL RETIREMENT ACCOUNT
                             CUSTODIAL AGREEMENT


          This Custodial Agreement is made and entered into as of the 1st day of January, 1998, by and between BRIDGES INVESTMENT FUND, INC. (hereinafter referred to as the "Sponsor") and U.S. BANK NATIONAL ASSOCIATION (hereinafter referred to as the "Custodian"),
          WITNESSETH:

                                  ARTICLE I.

                            Participant's Account

          A. Upon completion and execution of the Application Form by an individual (hereinafter the "Participant") and upon acceptance thereof by the Custodian, the Custodian shall establish and maintain a SIMPLE Individual Retirement Custodial Account (hereinafter the "Account"), in the name of the Participant, pursuant to the terms and conditions of this Agreement. The Account established for the Participant shall be a SIMPLE IRA as described in
Section 408(p) of the Internal Revenue Code. The contributions to the SIMPLE IRA on behalf of the Participant and any accumulations and earnings thereon shall be credited to the Account. The Account shall be established and maintained for the exclusive benefit of the Participant and his Beneficiary or Beneficiaries.
          B. The amount of each contribution on behalf of the Participant shall be applied to the purchase of shares of Bridges Investment Fund, Inc. (hereinafter referred to as "Investment Company Shares"). Such purchases shall be made on the first business day following the day said contribution is received; provided, however, if the contribution received is less than $500 then, in such event, the purchase of Investment Company Shares shall be made not later than the next following 5th, 15th or 25th day of the month after receipt of the contribution.
          All cash dividends and capital gain distributions received in respect of Investment Company Shares held in the Participant's Account shall be reinvested in shares of the Investment Company from which they were received and such shares shall be credited to such Account. Such reinvestment shall be made on the last bank business day of the month in which the distribution is received by the Custodian and on which such shares are offered for sale. The amount of each such distribution, unless received in additional shares of such Company, and the amount of each contribution credited to such Account shall be applied to the purchase of as many full Investment Company Shares as can be purchased with the amount of such contribution or distribution plus any uninvested, unexpended balance of any prior such amount credited to such Account, and the Custodian, in its discretion may, but need not, purchase fractional shares of such Company. Any uninvested, unexpended balance of such contribution or distribution shall remain credited to such Account. If any distribution may be received at the election of the shareholder in additional Investment Company Shares or in cash or other property, the Custodian shall elect to receive such distribution in additional Investment Company Shares. All Investment Company Shares acquired by the Custodian shall be registered in the name of the Custodian or its nominee, but ownership thereof shall be deemed vested in the Participant subject to the terms and provisions of this Agreement.
          C. No portion of the amount held in the Account shall be used for the purchase of a life insurance contract. The assets of the Account shall not be commingled with other property except in a common trust fund or common investment fund as defined in Section 408 of the Internal Revenue Code (hereinafter the "Code") and appurtenant regulations.
          D. The value of the Participant's interest in his Account shall be one hundred percent (100%) vested in such Participant at all times but the Participant shall not have any right to pledge any part of his Account as security for a loan or to assign, transfer, encumber, or anticipate his interest in his Account, or any payments to be made thereunder, and no benefit, right or interest of any Participant shall be in any way subject to any legal process of execution, garnishment or attachment.
                                  ARTICLE II

                                Contributions

          A. This SIMPLE IRA will accept only cash contributions made on behalf of the Participant pursuant to the terms of a SIMPLE IRA Plan described in Section 408(p) of the Code. A rollover contribution or a transfer of assets from another SIMPLE IRA of the Participant will also be accepted. No other contributions will be accepted.
          B. The interest of the Participant in the balance of the Account shall at all times be nonforfeitable.
                                 ARTICLE III

                                 Distribution

          A. The entire interest of the Participant in the Account must be, or commence to be, distributed no later than the April 1 following the calendar year in which the Participant attains the age of 70-1/2 years (the "Required Beginning Date"). For each succeeding year (including the year of the Required Beginning Date), a distribution must be made on or before December 31. Not later than the Required Beginning Date the Participant may elect, in a form and at such time as may be acceptable to the Custodian, to have the balance of his Account distributed in one or more of the following forms:
          (1)  A single sum payment; or
          (2) Equal or substantially equal monthly, quarterly or annual payments, over a period certain not longer than the life expectancy of the Participant; or
          (3) Equal or substantially equal monthly, quarterly or annual payments over a period certain not longer than the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his designated Beneficiary.
          Payments made in accordance with the preceding options will continue only so long as amounts remain in the Account. Once the Account is exhausted, the Custodian will be relieved of any and all liability to make payments to the Participant or his Beneficiary. Notwithstanding that distributions may have commenced to a Participant, the Participant may elect to receive the undistributed portion of the Account in another form provided herein. If the Participant fails to elect a method of distribution on or before the Required Beginning Date, distribution to the Participant will be made on the Required Beginning Date by a single sum payment.
          If the Participant elects a mode of distribution under (2) or (3) above, the minimum payments that must be made each year (commencing with the Required Beginning Date and each year thereafter) shall not be less than the amount which results when the entire interest of the Participant in the Account is divided by the life expectancy of such Participant (or the joint life and last survivor expectancy of the Participant and his designated Beneficiary); provided, however, if the Participant's Beneficiary is not the Participant's

spouse, the minimum payments shall be determined by dividing the interest in the Account by the applicable divisor determined from the table set forth in Q&A-4 or Q&A-5, as applicable, of Section 1.401(a) (9)-2 of the Proposed Income Tax Regulations. In this case, distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to Proposed Income Tax Regulation Section 1.401(a)(9)-2. Payments for each subsequent year, including the year of the Participant's Required Beginning Date, shall be made by December 31 of each such year. Life expectancies and joint and last survivor expectancies shall be computed under the return multiples set forth in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected, the life expectancy of a Participant and his or her spouse shall be recalculated annually. The life expectancy of a nonspouse Beneficiary shall be calculated using the attained age of such Beneficiary during the calendar year in which distributions are required to begin pursuant to this Article III, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.
          Notwithstanding any provision of this Article III to the contrary, the distribution of a recipient's interest hereunder shall be made in accordance with the minimum distribution requirements of Sections 408(a)(6) or 408(b)(3) of the Code and the Income Tax Regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations, all of which are hereby incorporated by reference.
          B. Upon the death of the Participant before the entire balance of his Account has been distributed, the undistributed portion of the Account shall be distributed to the Beneficiary (if any) designated by the Participant, if living, or, if not, to the Participant's spouse, if living, or, if not, to the Participant's estate, as follows:
          (1) Except as provided in Article III B (2) and (3), the entire balance of the Account shall be completely distributed by the December
     31 of the year containing the fifth (5th) anniversary of the death of the Participant, in any manner mutually satisfactory to the recipient and the Custodian.
          (2) If, prior to the death of the Participant, distribution of the Account had commenced pursuant to Article III A(2) or (3) and, in either case, distribution of the Account is to continue to a designated Beneficiary of the Participant, distribution of the Account shall continue to the Beneficiary in a manner, described in Article
     III A(2) or (3), whichever is applicable, which is at least as rapid as under the manner of distribution elected prior to the Participant's death. Upon the death of such designated Beneficiary, the remaining undistributed portion of the Account shall be distributed to the beneficiary (if any) designated by such Beneficiary, if living, or, if not, to such Beneficiary's estate, in any manner mutually satisfactory to the recipient and the Custodian.
          (3) If the Participant should die before distribution of the Account had commenced, and if the Participant is survived by a Beneficiary designated by the Participant, the Account shall, no later than the December 31 of the calendar year following the year of the Participant's death, commence to be distributed to the designated Beneficiary in equal monthly, quarterly or annual payments over a period certain not longer than the life expectancy of such Beneficiary; provided, however, if the designated Beneficiary is the

     Participant's surviving spouse, such spouse may elect within five (5) years after the Participant's death for the Account to commence to be distributed on any date prior to the later of (a) December 31 of the calendar year following the year of the Participant's death or (b)
     December 31 of the year in which the deceased Participant would have attained age 70-1/2, had he lived, over a period not to exceed such spouse's life expectancy.
          In all cases under this Section B of Article III, the Beneficiary may elect at any time to accelerate or increase the payments otherwise provided for hereunder unless the Participant, on a form prescribed by the Custodian, has elected a specific payment term or a method which will apply to the Beneficiary, including a surviving spouse.
          All elections under this Article III B(3) must be made by the December 31 of the year following the calendar year of the Participant's death. In the event a timely election is not made, distribution of the Account shall be made pursuant to Article III
     B(1).
          Life expectancies for purposes of this Section B of Article III shall be computed under the return multiples set forth in Tables V and VI of Section 1.72-9 of the Income Tax Regulations at the time the first payment commences, and payments for any subsequent calendar year will be based on such life expectancy less the number of whole years passed since distributions first commenced.
          Unless otherwise elected by the Participant prior to the commencement of distributions or, if applicable, by the surviving spouse where the Participant dies before distributions have commenced, life expectancies of a Participant or spouse Beneficiary shall be recalculated annually for purposes of distributions under Article III.
     An election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary shall not be recalculated.
          (4) An individual may satisfy the minimum distribution requirements under sections 408(a)(6) and 408 (b) (3) of the Code by receiving a distribution from one individual retirement account that is equal to the amount required to satisfy the minimum distribution requirements for two or more individual retirement accounts. For this purpose, the owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1, C.B.
     524, to satisfy the minimum distribution requirements described above.
          (5) For all purposes of this Article III, a Participant's "Beneficiary" shall be the person or persons designated as such in the Participant's Application Form or such other person or persons who from time to time may be designated by the Participant on a beneficiary designation form prescribed by the Sponsor and filed with the Sponsor before the Participant's death. In the absence of a valid Beneficiary designation, the Participant's Beneficiary shall be the Participant's spouse, if living, otherwise the Participant's estate.
          (6) For all purposes of this Article III, distributions are considered to have begun if the distributions are made on account of the Participant reaching his or her Required Beginning Date. If the Participant receives distributions prior to the Required Beginning
     Date and the Participant dies, distributions will not be considered to have begun.
          C. Subject to Article III D below, the Participant shall have the right to withdraw all or any part of his Account upon written notice to the Custodian. If a distribution is made to a Participant before such Participant attains the age of 59-1/2 years for any reason other than death or Disability of the Participant, the Participant may be subject to a ten percent (10%) federal penalty tax on the amount of the premature distribution in addition to the ordinary federal and state income taxes for the distribution. "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. If the Participant uses all or any portion of his Account as security for a loan, or if all or any portion of the Account is invested in collectibles (within the meaning of Section 408(m) of the Code) then such portion of his Account shall be treated as being distributed to the Participant and shall be subject to the tax and penalty discussed above. A payment that is to be a rollover contribution to another SIMPLE IRA or the setting aside of all or any portion of the Account to the spouse of the Participant under a divorce decree or a written instrument incident to such divorce, shall not be deemed to be a distribution. Except in the case of Participant's death or Disability (as defined in Section 72(m)(7) of the Code) or attainment of age 59-1/2, before distributing an amount from the Account, the Custodian may require from the Participant a declaration of the Participant's intention as to the disposition of the amount distributed.
          D. Prior to the expiration of the 2-year period beginning on the date the Participant first participated in any SIMPLE IRA Plan maintained by the Participant's employer, any rollover or transfer by the Participant of funds from this SIMPLE IRA must be made to another SIMPLE IRA of the Participant. Any distribution of funds to the Participant during this 2-year period may be subject to a twenty-five percent (25%) additional tax if the Participant does not roll over the amount distributed into a SIMPLE IRA. After the expiration of this 2-year period, the Participant may roll over or transfer funds to any IRA of the Participant that is qualified under Section 408(a) or (b) of the Code.
                                  ARTICLE IV

                           Reports and Information

          A. The Participant agrees to provide such information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required pursuant to Section 408 of the Code and the regulations thereunder, as well as any other information returns as may be required by the Custodian under federal or state tax laws.
          B. The Custodian agrees to submit reports to the Internal Revenue Service and the Participant at such time and in such manner and containing such information as is prescribed by the Internal Revenue Service.
          C. If contributions made on behalf of the Participant pursuant to a SIMPLE IRA Plan maintained by the Participant's employer are received directly by the Custodian from the employer, the Custodian will provide the employer with the summary description required by Section 408(l)(2) of the Code.
                                  ARTICLE V

                          Custodian's Responsibility

          A. The Custodian shall make payments from the Participant's Account from time to time in accordance with written instructions, in form acceptable to the Custodian, received from the Participant. The Custodian shall be fully protected in acting on written instructions of the Participant and shall not be liable with respect to such payment. The Participant shall be solely responsible for determining his eligibility to participate in the Account and the timeliness and tax consequences of distributions from the Account. The Custodian shall be entitled to rely absolutely on the representations of the Participant with respect to all such matters. The Custodian shall only be held responsible for a failure to use ordinary diligence in safekeeping all funds deposited hereunder or making payments as required by the Participant.
          B. The Custodian shall not engage in any prohibited transactions as defined in Section 4975 of the Code.
          C. The Custodian may, pursuant to such procedures as may be established from time to time, receive direct transfers of amounts from other individual retirement accounts of the Participant to the Participant's Account established hereunder.
                                  ARTICLE VI

                          Amendments and Termination

          A. The Sponsor, with the consent of the Custodian, may amend any or all provisions of this Custodial Agreement or the Application Form at any time. Any such amendment may be retroactive and shall be effective as of the date specified therein. By executing the Application Form, the Participant shall be deemed to have delegated to the Sponsor the power to make such amendments and to have consented thereto. The Sponsor shall notify the Participant of any such amendment within thirty (30) days after the date of adoption of such amendment or its effective date, whichever is later. No such amendment shall authorize or permit any part of the Participant's Account to be used for or diverted to purposes other than for the exclusive benefit of the Participant and his Beneficiary or Beneficiaries.
          B. The Participant or the Custodian shall have the right to terminate the Account upon 60 days written notice to the other party. In the event of such termination, the Custodian shall make distribution of the Account to the Participant or to another SIMPLE IRA or successor Custodian designated by the Participant. If this SIMPLE IRA is maintained by a designated financial institution (within the meaning of Section 408(p)(7) of the Code) under the terms of a SIMPLE IRA Plan of the Participant's employer, the Participant must be permitted to transfer the Participant's balance without cost or penalty (within the meaning of Section 408(p)(7) of the Code) to another IRA.
          Notwithstanding any other provision hereof, the Participant may revoke the Account at any time within seven (7) days after the date of execution of the Application form by mailing or delivering a written notice of revocation to the Custodian as provided in Section 1 of the Disclosure Statement which is furnished to the Participant upon the establishment of this Account.
          C. The Sponsor and Custodian shall at all times administer the Account in accordance with the applicable federal tax laws which govern individual retirement accounts and such Participant and Beneficiary of the Account shall be deemed to have consented to any such action taken pursuant to this standard notwithstanding any provision in this Custodial Agreement to the contrary.
     EXECUTED this      day of            , 1997.

                                   BRIDGES INVESTMENT FUND, INC.,
                              Sponsor



                              By:
                                  --------------------------------
                                            President

                              U.S. BANK NATIONAL ASSOCIATION,
                              Custodian



                              By:
                                 ----------------------------------
                                  Its:
                                      -----------------------------
                        DISCLOSURE STATEMENT{PRIVATE }
                        BRIDGES INVESTMENT FUND, INC.
           SIMPLE INDIVIDUAL RETIREMENT ACCOUNT CUSTODIAL AGREEMENT

            NOTE: A prospective Participant should read and acknowledge receipt of this statement prior to executing his or her Application Agreement.
            As a prospective Participant under the Bridges Investment Fund, Inc., SIMPLE Individual Retirement Account Custodial Agreement, you are advised of the following:
            RIGHT TO REVOKE. After executing the Application Agreement, you may revoke your SIMPLE Individual Retirement Account (the "Account") by mailing or delivering written notice of such revocation to the Custodian at any time within seven (7) days after date of execution of the Application Agreement. Such notice of revocation shall be delivered or addressed to the Custodian, U.S. Bank National Association, 1700 Farnam Street, Omaha, Nebraska 68102, telephone (402) 348-6000. A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope or other appropriate wrapper, first class postage prepaid, properly addressed. If you revoke your Account, you shall be returned your entire original contribution, sales commissions and administrative expenses incurred in establishing the Account.
            The Internal Revenue Code requires that the Custodial Agreement contain the following provisions:
            ALLOWABLE CONTRIBUTIONS. Except in the case of a "rollover contribution," no contribution will be accepted unless it is in cash, and contributions will not be accepted in excess of the amounts described under
Section 408(p)(2) (relating to maximum allowable contributions to SIMPLE IRAs). If a rollover contribution is involved, the same property received from another SIMPLE IRA may be contributed to this Account. In general, a "rollover contribution" is a tax-free transfer of funds from one SIMPLE IRA to this Account.
            You may make a tax-free rollover from your Account to another SIMPLE IRA if you do so during the two-year period beginning on the date in which you first participated in any SIMPLE IRA plan maintained by an employer. Additionally, during such two-year period you may transfer all or a part of your Account to another SIMPLE IRA in a tax-free trustee-to-trustee transfer. However, if you transfer any part of this Account to the trustee of a traditional IRA (not a SIMPLE IRA) within this two-year period, the payment is neither a tax-free trustee-to-trustee transfer nor a rollover contribution. Instead, the payment is a distribution from the SIMPLE IRA and a contribution to the traditional IRA which will not be a rollover contribution. At the end of this two-year period, you may transfer any part of this Account to a traditional IRA as a tax-free trustee-to-trustee transfer.
          A. CUSTODIAN. The Custodian (or Trustee) of the Account must be a bank or other organization approved by the Commissioner of Internal Revenue.
          B. NO INVESTMENT IN LIFE INSURANCE CONTRACTS. No portion of the Account may be invested in life insurance contracts.
          C. ACCOUNT NONFORFEITABLE. Your rights to any Participant contributions made to your Account are nonforfeitable.
          D. NO COMMINGLING OF ACCOUNT ASSETS. The assets of the Account will not be commingled with other property except in a common trust fund or common investment fund.
          E. MINIMUM REQUIRED DISTRIBUTIONS. The entire balance of your Account must begin to be distributed to you on or prior to April 1 following the calendar year in which you reach age 70-1/2 (the "Required Beginning Date"). If distributions are to be made in a form other than a lump sum payment on the Required Beginning Date, the distributions must be made over a period which is no longer than your life, or the joint lives of you and your Beneficiary, or a certain period of years not exceeding your life expectancy, or the joint life expectancies of you and your Beneficiary. In addition, distributions from the Account may be subject to a more rapid distribution schedule than indicated above if the designated beneficiary used as a measuring life is not your spouse.
          F. DISTRIBUTION OF ACCOUNT UPON YOUR DEATH. Upon your death, your Account may be distributed as follows: (1) over the remaining period selected by you if distributions had commenced prior to your death, but on or after the Required Beginning Date; (2) if distributions from the Account had not commenced prior to death, over a period, commencing no later than December 31 of the year following your death, which does not exceed the Beneficiary's life expectancy; or (3) in all other cases, including the failure to designate a Beneficiary or the selection of a nonqualifying trust or estate as Beneficiary, by December 31 of the fifth year following the year of your death.
            3. Information regarding SIMPLE Individual Retirement Accounts:
            (a) There are three types of contributions which can be made to your Account: (i) Salary Reduction Contributions; (ii) Employer Matching Contributions; and (iii) Nonelective Contributions. These types of contributions are discussed in more detail below.
            (i) SALARY REDUCTION CONTRIBUTIONS. To fund your Account, you must make a written election to have your employer reduce your compensation by the amount that you want contributed to your Account. Your salary reduction contributions must be expressed as a dollar amount or as percentage of your compensation and may not exceed $6,000 per year.
            (ii) EMPLOYER MATCHING CONTRIBUTIONS. Your employer must make a matching contribution to your Account equal to your salary reduction contributions up to a maximum of 3% of your compensation for the year. Your employer may make a matching contribution of less than 3% of your compensation only if the following conditions are met: (A) The matching contribution limit is not reduced below 1%; (B) the matching contribution limit is not reduced to less than 3% of your compensation for more than two calendar years during the five-year period ending with the calendar year in which the reduction is effective; and (C) You are notified of the reduced limit within a reasonable period of time before your sixty-day election period for the calendar year. The sixty-day election period is discussed in more detail below in Section 3(g) below.
            (iii) NONELECTIVE CONTRIBUTIONS. As an alternative to making employer matching contributions, your employer may make nonelective contributions equal to 2% of your compensation each year, taking into account a maximum compensation limit of $160,000 (as adjusted to reflect any annual cost-of living increases announced by the Internal Revenue Service). However, if your employer decides to make nonelective contributions, you must be notified of this fact within a reasonable period of time before your sixty-day election period for the calendar year.
            (b)  VESTING.  All contribution to your Account are non-forfeitable.
            (c) WITHDRAWALS. Although there may be tax consequences to making a withdrawal from your Account, your employer may not impose any prohibition on your ability to make withdrawals. Furthermore, your employer's contributions made to your Account on your behalf cannot be conditioned on your employer's retaining any portion of the amount contributed.
            (d) PARTICIPATION REQUIREMENTS. Your employer must cover you under the SIMPLE IRA plan if you received at least $5,000 in compensation from the employer during any two preceding years, and you are reasonably expected to receive at least $5,000 in compensation for this year. The employer may establish lower dollar and service conditions for participation in the documents establishing the SIMPLE IRA plan.
            (e) ADMINISTRATIVE REQUIREMENTS. Depending on the type of contribution made to your Account on your behalf, your employer has different time-frames in which to make these contributions. With respect to your salary reduction contributions, the employer must make these contributions no later than thirty days following the last day of the month to which the contributions are to be made. Employer matching contributions or nonelective contributions made by your employer must be made no later than the time prescribed by law for filing the return for the taxable year (including extensions thereof).
            (f) TERMINATING YOUR PARTICIPATION IN ACCOUNT. You may terminate your participation in this Account at any time during the year, except that if you do so, you may not resume participating in the Account until the beginning of the next year. If you terminate your participation in this Account, then your employer will also stop making any matching contributions.
            (g) TIME OF ELECTION. You may elect to participate and have salary reduction contributions made to your Account during the sixty-day period before the beginning of any calendar year. Your participation will begin on the first day of the calendar year following your election. After you begin participating, you may change your salary reduction contributions only during the sixty-day period before the beginning of any calendar year.
            (h) TAX TREATMENT OF DISTRIBUTIONS. Except for qualifying rollover distributions, distributions made to you from the Account will be taxable to you as ordinary income.
            (i) ENGAGING IN PROHIBITED TRANSACTIONS. If you or your Beneficiary engages in a prohibited transaction described in Section 4975(c) of the Internal Revenue Code with respect to your Account, the Account will lose its exemption from tax by reason of Section 408(e)(2)(A) of the Internal Revenue Code, and you must include in your gross income the fair market value of the Account.
            (j) PLEDGING ACCOUNT AS COLLATERAL. If you pledge your Account as security for a loan, then, under Section 408(e)(4) of the Internal Revenue Code, the portion so pledged is treated as distributed to you. This deemed distribution would subject you to current income taxation for the taxable year during which your Account is so used.
            (k)  PREMATURE DISTRIBUTIONS.  A penalty tax of 10% is imposed by
Section 72(t) of the Internal Revenue Code on the amount of certain distributions made before you have attained age 59-1/2 (with the exception of a distribution that is to be a "rollover contribution," or distributions allowable under the Internal Revenue Code for higher education expenses, certain medical expenses, a first home purchase, or a distribution on account of your death or disability). Non-exempt distributions from your Account within two years of the date you first participated in any SIMPLE IRA will be subject to a 25% penalty tax in lieu of the 10% penalty tax discussed above. Amounts constructively distributed as a result of use of the Account as security for a loan will be considered an early distribution and be subject to the 10% penalty tax (or 25% penalty tax, if applicable). These penalty taxes are in addition to regular federal and state income taxes; distributions from the Account (except a distribution that is a "rollover contribution") are always taxed as ordinary income to you or your Beneficiary.
            (l) ESTATE TAXES/GIFT TAXES. The balance in your Account at the time of your death is includable in your gross estate for federal estate tax purposes. Naming a beneficiary to receive a distribution from the Account upon death will not, however, be treated as a gift by you subject to gift tax.
            (m) EXCESS ACCUMULATIONS. If distributions from the Account are not made in the minimum amounts required by law by April 1 of the year following the year in which you reach age 70-1/2, a tax equal to 50% of the difference between the amount distributed and the minimum amount required to be distributed
under Section 401(a)(9) of the Internal Revenue Code will be imposed.      (n)
            REQUIREMENT TO FILE FORM 5329. Form 5329 (Return for Additional Taxes Attributable to Qualified Retirement Plans-Including IRAs-Annuities, and Modified Endowment Contracts) must accompany your tax return if any penalty taxes described in this Disclosure Statement are owed.
            4. METHOD FOR COMPUTING AND ALLOCATING ANNUAL EARNINGS. Each year, substantially all of the net income of Bridges Investment Fund, Inc. (earnings on investments less the expenses of operating the Fund) and net capital gains, if any, realized from the sale of securities by the Fund, are distributed in the form of dividends to shareholders. Such dividends are paid on a per share basis. Your Account will receive dividends from Bridges Investment Fund, Inc., based on the number of shares held in your Account as of the date a dividend is declared. However, since dividends are contingent upon the Fund's having net income and/or net capital gains, no dividends can be guaranteed or projected for any year.
            A more complete explanation of the management and operation of Bridges Investment Fund, Inc., is contained in the Prospectus for the Fund. You will receive quarterly and annual reports so long as any portion of your Account is invested in shares of Bridges Investment Fund, Inc.
            5. IRS APPROVAL. The Bridges Investment Fund, Inc., SIMPLE Individual Retirement Custodial Agreement has been approved as to form by the National Office of the Internal Revenue Service in Washington, D.C. on February 2, 1998. However, the approval that has been issued by the Internal Revenue Service is a determination only as to the form of the Account and does not represent a determination of the merits of the Account.
            7. ADDITIONAL INFORMATION. Further information concerning SIMPLE Individual Retirement Accounts can be obtained from any district office of the Internal Revenue Service. Also, additional tax information regarding Individual Retirement Accounts is available in Revenue Service Publication 590 which can be obtained from any IRS district office.

                            NOTICE TO PARTICIPANT

            This Disclosure Statement is not intended as a complete or definitive explanation or interpretation of the law regarding Individual Retirement Accounts or SIMPLE IRAs. You should consult with your attorney or other tax adviser regarding the legal and financial consequences of establishing an Account. You have the sole responsibility for determining your eligibility to establish an Account and the tax consequences of any contribution to the Account.
            TAX STATUS OF ACCOUNT. Contributions to a SIMPLE IRA are excludable from federal income tax and not subject to federal income tax withholding. You salary reduction contributions to your Account are subject to Federal Insurance Contributions Act and the Federal Unemployment Tax Act taxes.

            The undersigned acknowledges receipt of this Disclosure Statement
the       day of                ,        .


                              -------------------------
                              Signature of Participant
                SIMPLE INDIVIDUAL RETIREMENT ACCOUNT{PRIVATE }
                         NOTICE TO ELIGIBLE EMPLOYEES

                  OPPORTUNITY TO PARTICIPATE IN SIMPLE PLAN
          You are eligible to make salary reduction contributions to the
                                 SIMPLE Plan.  This notice and the attached
summary description provide you with information that you should consider before you decide whether to start, continue, or change your salary reduction agreement.

                        EMPLOYER CONTRIBUTION ELECTION
          For the          calendar year, the employer elects to make one of the
following types of contributions to your SIMPLE IRA:

      o A matching contribution equal to your salary reduction contributions up to a limit of 3% of your compensation for the year;

      o   A matching contribution equal to your salary reduction contributions
          up to a limit of     % (employer must insert a number from 1 to 3 and
          is subject to certain restrictions) of your compensation for the year; or

      o A non-elective contribution equal to 2% of your compensation for the year (limited to $160,000, as adjusted to reflect any annual cost-of-living increases announced by the IRS) if you are an employee who
          makes at least $             ($5,000 or less) in compensation for the
          year.

                          ADMINISTRATIVE PROCEDURES
          If you decide to start or change your salary reduction agreement, you must complete the attached Salary Reduction Agreement and return it to
                                no later than                   .
------------------------------                 -----------------
                   BRIDGES INVESTMENT FUND, INC.{PRIVATE }
                SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                             SUMMARY DESCRIPTION


          The following is a Summary Description of your employer's SIMPLE Individual Retirement Account (IRA) Plan. This Summary Description is not intended as a complete or definitive explanation or interpretation of the law regarding your SIMPLE IRA Plan. You should consult with your attorney or other tax adviser regarding the legal and financial consequences of participating in this Plan. You have the sole responsibility for determining your eligibility to participate in the Plan and the propriety and tax consequences of any contribution to or distribution from your SIMPLE IRA Account.

                         EMPLOYER'S NAME AND ADDRESS
          The employer's name and address is:




                         CUSTODIAN'S NAME AND ADDRESS
          The custodian's name and address is:
          U.S. Bank National Association
          1700 Farnam Street
          Omaha, Nebraska 68102




                     SALARY REDUCTION AGREEMENT OVERVIEW
          In order to participate in this Plan, you must enter into a salary reduction agreement with your employer. Under the agreement, you may make a salary reduction election to have your compensation for each pay period reduced by a percentage and contributed by your employer to a SIMPLE Individual Retirement Account established by your employer on your behalf. The total amount of the reduction in your compensation cannot exceed $6,000 (to be adjusted to reflect any cost-of-living increases determined by the Internal Revenue Service) for any calendar year. Your SIMPLE IRA is a retirement savings vehicle and, therefore, is subject to special tax rules under the Internal Revenue Code. The most important of these tax rules are summarized below.
          For purposes of this Plan, "compensation" means the sum of the wages, tips, and other compensation from your employer subject to federal income tax withholding (as described in Section 6051(a)(3) of the Internal Revenue Code) and your salary reduction contributions made under this Plan, and if applicable, elective deferrals under a Section 401(k) plan, a SARSEP, or a Section 403(b) annuity contract and compensation deferred under a Section 457 plan required to be reported by your employer on a Form W-2 (as described in Section 6058(a)(8) of the Internal Revenue Code). "Compensation for Self-Employed Individuals" compensation means the net earnings from self-employment determined under
Section 1402(a) of the Internal Revenue Code prior to subtracting any contributions made pursuant to this Plan on behalf of the individual.

                           ELIGIBILITY REQUIREMENTS
          All employees who received at least $               (must be $5,000 or
less) in compensation from the employer during any          (may not exceed two)
preceding year(s), and who are expected to receive at least $5,000 in compensation during this year, are eligible to participate in the SIMPLE IRA Plan.

                                CONTRIBUTIONS
          Three types of contributions may be made to your SIMPLE IRA Account:
(1) Salary reduction contributions; (2) Employer matching contributions; and (3) Employer non-elective contributions. These contributions are discussed in more detail below.
          SALARY REDUCTION CONTRIBUTIONS: As an eligible employee, you may elect to have your employer make payments as salary reduction contributions to your SIMPLE IRA on your behalf. If you elect to have the employer make salary reduction contributions to your SIMPLE IRA on your behalf, your salary will be reduced accordingly. Your salary reduction contribution must be expressed as a percentage of your compensation or as a dollar amount. The total amount of your salary reduction contribution may not exceed $6,000 (to be adjusted to reflect any annual cost-of-living adjustments announced by the Internal Revenue Service) for any calendar year. For example, if you make $30,000 per year, you may elect to have a maximum of $6,000 per year contributed to your SIMPLE IRA as a salary reduction contribution. In this example, you would only receive $24,000 in taxable compensation. Your employer would contribute the remaining $6,000 of your compensation to the SIMPLE IRA on your behalf. For income tax purposes, only $24,000 of your salary would be included in your gross income for the year. The contributed $6,000 will be subject to income taxes when it is withdrawn from your SIMPLE IRA. However, the entire $30,000 of compensation will be subject to Federal Insurance Contributions Act and the Federal Unemployment Tax Act taxes.
          EMPLOYER'S CONTRIBUTION: If you make an salary reduction contribution as described above, then your employer must make either a matching contribution, or a non-elective contribution to your SIMPLE IRA Account.
          EMPLOYER'S MATCHING CONTRIBUTION: For each calendar year, your employer may make a matching contribution to your SIMPLE IRA in an amount equal to your salary reduction contribution for the year, up to a limit of 3% of your compensation for the year. Your employer may reduce the 3% limit for the calendar year only if: (1) the limit is not reduced below 1%; (2) the matching contribution limit is not reduced to less than 3% for more than two calendar years during the five-year period ending with the calendar year in which the reduction is effective; and (3) you are notified of the reduced limit within a reasonable period of time before your sixty-day election period for the calendar year. The sixty-day election period is discussed in more detail below. The following example helps illustrate these concepts.
     An employee who earns $30,000 per year elects to have the employer contribute $6,000 of his salary to the employee's SIMPLE IRA. The employer then may elect to make a matching contribution of 1% to 3% of compensation. The employer's matching contribution must accordingly be between $300 (1% of $30,000 compensation) and $900 (3% of $30,000 compensation). If the employer makes a matching contribution of less than 3% of your compensation, the employer must notify the employee of such decision before November 1 of the year in which the reduced matching contribution will take effect. For example, if the employer decides to make a matching contribution of less than 3% for 1999, the employer will notify the eligible employees of this decision within a reasonable period of time before November 1, 1998.
          EMPLOYER'S NON-ELECTIVE CONTRIBUTION: As an alternative to the elective matching contribution described above, your employer may make a 2% non-elective contribution equal to 2% of your compensation for the calendar year. Your employer may make the 2% non-elective contribution only if you are notified within a reasonable period of time before the sixty-day election period that the employer is making 2% non-elective contributions rather than matching contributions. No more than $160,000 of an employee's compensation (to be adjusted to reflect any cost-of-living increases determined by the Internal Revenue Service) may be taken into account in determining the amount of the non-elective contribution.

                     TIME AND METHOD OF MAKING ELECTIONS
          You must make your election to participate in this SIMPLE IRA Plan, or modify your salary reduction contribution amount, during the 60-day period before the beginning of any calendar year (or the 60-day period before the first day you are eligible to participate). If you decide to make a salary reduction agreement, you must provide written notice to your employer that you are electing to participate in the agreement, as well as notify your employer of the dollar amount or percentage of your salary reduction contribution to be made to your SIMPLE IRA.

                  TERMINATING THE SALARY REDUCTION AGREEMENT
          You may terminate your salary reduction agreement at any time by providing written notice to your employer. However, if you do terminate the agreement, you may not elect to resume participation until the beginning of the next calendar year.

                                   VESTING
          All contributions made to your SIMPLE IRA, including your employer's contributions, are fully vested and non-forfeitable.

                          NO WITHDRAWAL RESTRICTIONS
          You have the right to withdraw all or any part of the monies in your SIMPLE IRA upon written notice to the Custodian, U.S. Bank National Association. Contact the Custodian at the above address and ask that a withdrawal form be sent to you. Your employer may not require you to retain any portion of the contributions in your SIMPLE IRA.

                              FEDERAL INCOME TAX
          A distribution from your SIMPLE IRA is taxed as ordinary income in the year you receive the distribution.

                            EARLY DISTRIBUTION TAX
          A 10% tax will be imposed on distributions from your SIMPLE IRA unless you are age 59 1/2 or older or you can claim an exemption from the early distribution tax as described in Internal Revenue Code Section 72(t)(6). Exemptions from this early distribution tax include, but are not limited to, distributions made as a result of a death, a disability, or made as a part of a series of substantially equal payments, and certain distributions allowed under the Internal Revenue Code for higher education expenses, medical expenses and a first-time home purchase.
          This 10% early distribution tax is increased to 25% if you receive a distribution from your SIMPLE IRA within a two-year period beginning on the date on which you first participated in any SIMPLE IRA.
          The early distribution tax is in addition to regular federal and state income taxes.

                            ROLLOVER CONTRIBUTION
          A taxable distribution does not include any payment that is a "rollover contribution." Basically, a "rollover contribution" is a tax-free transfer of funds from another SIMPLE IRA to this SIMPLE IRA, or from this SIMPLE IRA to another IRA.
          A distribution made from this SIMPLE IRA during a two-year period beginning on the date on which you first participated in any SIMPLE IRA will be a tax-free distribution only if the distribution is paid into another SIMPLE IRA.
          After the two-year period described above, a distribution from this SIMPLE IRA will be a tax-free distribution if the distribution is paid into another SIMPLE IRA or an IRA that is not a SIMPLE IRA.
          Any rollover or transfer must comply with the requirements of Section 408 of the Internal Revenue Code.

                   USE OF DESIGNATED FINANCIAL INSTITUTION
          You may choose the financial institution to which contributions under this Plan will be made. As an exception to this rule, your employer may require that all contributions on behalf of all eligible employees under this Plan be made to SIMPLE IRAs established at a particular financial institution if the following requirements are met: (1) the employer and the financial institution agree that the financial institution will be a designated financial institution under Section 408(p)(7) of the Internal Revenue Code; (2) the financial institution agrees that, if you so request, your balance will be transferred without cost or penalty to another SIMPLE IRA (or, after the above-described two-year period, to any IRA) maintained by a different financial institution selected by you; and (3) you are given written notification describing the procedures under which your balance will be transferred without cost or penalty to the other SIMPLE IRA or regular IRA at the financial institution you selected.
                     SIMPLE INDIVIDUAL RETIREMENT ACCOUNT
                          SALARY REDUCTION AGREEMENT


                          SALARY REDUCTION AGREEMENT

          Subject to the requirements of the SIMPLE Plan of my employer, I
authorize      %, or $          (which equals     % of my current rate of pay)
to be withheld from my compensation for each payroll period and contributed to my SIMPLE IRA as a salary reduction contribution.

                           MAXIMUM SALARY REDUCTION

          I understand that the total amount of my salary reduction contributions in any calendar year cannot exceed $6,000 (as such limit may be adjusted to reflect any annual cost-of-living increases announced by the IRS).

                         DATE SALARY REDUCTION BEGINS

          I understand that my salary reduction contributions will start as soon as permitted under the SIMPLE Plan and as soon as administratively feasible or,
if later,                       (insert date on which salary reduction
contributions are to begin. If inserting a date, the date must be after employee signs this agreement).

                             DURATION OF ELECTION

          This salary reduction agreement replaces any earlier agreement and will remain in effect as long as I remain an eligible employee under the SIMPLE Plan or until I provide my employer with a request to end my salary reduction contributions or provide a new salary reduction agreement as permitted under this SIMPLE Plan.


Name of Employee


Signature of Employee


Date
                 SIMPLE IRA BENEFICIARY DESIGNATION{PRIVATE }



PARTICIPANT:

ACCOUNT NUMBER:


TO: Bridges Investment Fund, Inc., as Sponsor of the above-referenced account established under the Bridges Investment Fund, Inc. SIMPLE Individual Retirement Custodial Agreement.


                          Designation of Beneficiary


The undersigned Participant hereby revokes all previous designations of beneficiary(ies) and, pursuant to the provisions of the SIMPLE IRA Custodial Agreement, the above-named Participant hereby directs that, upon his/her death, the amount credited to the Participant's SIMPLE IRA Account shall be paid to the person(s) named below as the Participant's PRIMARY BENEFICIARY(IES). (If the Participant names a trust as Beneficiary, the name and address of the trustee and the date of the trust's establishment must be indicated.) If such Primary Beneficiary or Beneficiaries do not survive the Participant, the Account shall be distributed to the Contingent Beneficiary named below.

If the Custodian receives satisfactory proof that all Beneficiaries named below are then deceased, distribution shall be made to the Participant's estate.
The undersigned Participant hereby reserves the right to change or revoke this Beneficiary Designation without notice to any Beneficiary; provided, however,

any such change or revocation shall be effective only upon the execution of a new Beneficiary Designation form and delivery thereof to the Sponsor of this SIMPLE IRA.

      Pay to the following Primary Beneficiary or Beneficiaries:*

  (i)
      NAME                     RELATIONSHIP         AGE          %


      ADDRESS


 (ii)
     NAME                     RELATIONSHIP         AGE          %


     ADDRESS

Participant's Primary Beneficiary or Beneficiaries continued:


(iii)
      NAME                     RELATIONSHIP         AGE          %


      ADDRESS

Contingent Beneficiary:


      NAME                     RELATIONSHIP         AGE          %


      ADDRESS

NOTE: If more than one Beneficiary is named above and no percentage is indicated, all sums payable from the SIMPLE IRA Account shall be paid equally to all living Beneficiaries. Upon the death of a Beneficiary before the distribution of all amounts that such Beneficiary is entitled to from the SIMPLE IRA Account, such undistributed amount shall be distributed to the person or persons designated in writing by the Beneficiary which is filed with the Sponsor before the Beneficiary's death or, in the absence of an effective designation, to the Beneficiary's estate.



DATE:
                                       SIGNATURE OF PARTICIPANT



                                       PRINTED NAME OF PARTICIPANT
                      REQUEST FOR DISTRIBUTION{PRIVATE }
                        BRIDGES INVESTMENT FUND, INC.
                SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT


          The undersigned Participant under the Bridges Investment Fund, Inc. SIMPLE Individual Retirement Custodial Agreement hereby requests, that the balance in his/her account be paid to him/her, commencing on
                      (must not be later than the April 1 following the calendar year in which the Participant attains the age of 70-1/2 years) in the form of:

      A.  A single sum payment in the amount of $
          (if entire interest, insert "Balance of Account").

      B.  Equal                       [MONTHLY, QUARTERLY, ANNUAL]
          payments in the amount of $                  per payment.  (Payment
          pursuant to this option is subject to the minimum payment provisions of the Custodial Agreement for taxable years beginning with the taxable year in which the Participant attains age 70-1/2.)

      C.   Equal or substantially equal                             AAU[MONTHLY,
          QUARTERLY, ANNUAL] payments, for a period of          years (cannot
          exceed the life expectancy of the Participant of the joint life and last survivor expectancy of the Participant and Participant's designated Beneficiary).

          *The Participant's life expectancy and the life expectancy of the Participant's spouse (if the designated Beneficiary) will be recalculated annually if the payment is based on such life expectancies unless a written election against such recalculation is filed with the Custodian.
Participant represents that (check applicable box):

          Participant will be at least 59-1/2 years of age on the date that payments are to commence hereunder;

          Participant has suffered a Disability, as defined in the Custodial Agreement (attach physician's certification of disability);

          The payment is to be a "rollover contribution" as defined in Section 408(d)(3) of the Internal Revenue Code and appurtenant regulations;

          The payment is to be made for the following purposes:
          (please complete)


          * Participant is aware that he/she will be subject to a non-deductible federal penalty tax equal to ten percent (10%) or twenty-five percent (25%), if applicable, of the entire amount of the payment in addition to ordinary federal and state income taxes on the payment if the distribution is made before age 59-1/2 and does not qualify for one of the exceptions of Section 72(t) of the Internal Revenue Code.


          NOTICE TO PARTICIPANT:  Prior to submitting this Request for Payment,

you should consult with your attorney or other tax adviser to familiarize yourself with the tax consequences of a payment from your account. The Participant has sole responsibility for determining the tax and financial consequences of any payment from his/her account. Nothing contained in this form should be construed as an opinion as to the tax consequences of any payment from the Participant's account.



Date:                           -------------------------
                                Signature of Participant




ACCEPTED for U.S. Bank National Association, Omaha, Nebraska


By:
   ---------------------------------